UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010

XILINX, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-18548	77-0188631
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Logic Drive San Jose, California	95124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 559-7778

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On June 3, 2010, Xilinx, Inc. (“Xilinx”) issued a press release relating to a proposed offering of $520 million aggregate principal amount of convertible senior notes. In connection with the proposed offering, the Board of Directors has authorized the repurchase of up to $500 million of its common stock, subject to the pricing of the proposed notes offering. This is in addition to the amount remaining under Xilinx’s previous repurchase authorization. A copy of this press release is filed as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit	Description

99.1	Press release of Xilinx, Inc. dated June 3, 2010 regarding the offering of convertible senior notes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 3, 2010

XILINX, INC.
By:	/s/ Jon A. Olson
Jon A. Olson
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release of Xilinx, Inc. dated June 3, 2010 regarding the offering of convertible senior notes.